Exhibit 32.1

GENERAL CABLE CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED UNDER
SECTION 906 OF THE SARBANES-OXLEY ACT OF 202

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of General Cable Corporation (the “Company”) individually hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2016 (the "Report") that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 24, 2017	/s/ MICHAEL T. MCDONNELL
Michael T. McDonnell
President and Chief Executive Officer

Date:	February 24, 2017	/s/ MATTI M. MASANOVICH
Matti M. Masanovich
Senior Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.